UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2012

Roomlinx, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2150 W. 6th Ave., Unit H, Broomfield, Colorado  80020
(Address of Principal Executive Offices) (Zip Code)

303-544-1111
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Statement to Form 8-K Amendment

The purpose of this Form 8-K/A is to amend and restate in its entirety the Form 8-K which we filed with the Securities and Exchange Commission on April 24, 2012 (the “Original Filing”) to provide that there have been neither disagreements with our former accountants nor reportable events of the type required to be disclosed through the interim period from the date of our last audited financial statements through April 24, 2012, the date of dismissal.  The Original Filing is amended and restated as follows:

Item 4.01  Changes in Registrant’s Certifying Accountant.

On April 24, 2012, Roomlinx, Inc. (the “Company”) dismissed StarkSchenkein LLP (“Stark”) as the Company’s independent registered public accounting firm.

The decision to terminate Stark was recommended and approved by the Audit Committee of the Board of Directors of the Company.

Stark’s audit report on the financial statements of the Company as of and for the two most recent years ended December 31, 2011 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years (ended December 31, 2010 and December 31, 2011) and for the interim period of January 1, 2012 through April 24, 2012, there were no disagreements with Stark on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Stark, would have caused Stark to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Company’s two most recent fiscal years (ended December 31, 2010 and December 31, 2011) and for the interim period of January 1, 2012 through April 24, 2012, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Stark with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K.  The Company has requested that Stark review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.  Such letter is filed as an exhibit to this Report.

Item 9.01  Exhibits

Exhibit No.	Description
16.1	Letter from StarkSchenkein LLP, regarding change of certifying independent accountant

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2012	ROOMLINX INC.

By: /s/ Michael S. Wasik
Michael S. Wasik
President, Chief Executive Officer
and Chief Financial Officer

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